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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  --------------

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  February 26, 1999
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                        ANDREA ELECTRONICS CORPORATION
                       --------------------------------
               (Exact Name of Registrant as Specified in Charter)


      New York                     1-4324                 11-0482020
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(State or Other Jurisdiction     (Commission            (IRS Employer
 of Incorporation)               File Number)           Identification No.)

  45 Melville Park Road, Melville, New York                     11747
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   (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (516) 719-1800
                                                     --------------

                              Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

On February 26, 1999, Christopher P. Sauvigne, President and Chief Operating Officer of the Registrant advised the Registrant that he will postpone assuming a position on the Registrant's Board of Directors in order to comply with certain interpretations of the regulations of the Securities and Exchange Commission regarding the independence of outside auditors. Prior to becoming an officer of the Registrant, Mr. Sauvigne was a Partner of Arthur Andersen LLP, the Registrant's independent auditor.


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                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 26, 1999         ANDREA ELECTRONICS CORPORATION
                                --------------------------------
                                  (Registrant)


                                 /s/ Patrick D. Pilch
                                --------------------------------
                                  Patrick D. Pilch
                                  Executive Vice President,
                                    Chief Financial Officer